Exhibit 99.2

F T I CONSULTING FTI Consulting Investor Day

New York Stock Exchange June 16, 2014

F T I

CONSULTING

Opening Remarks

Mollie Hawkes, Director of Investor Relations

Cautionary Note About Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our 2014 financial results, our medium-term growth targets or other future financial results. When used in this press release, words such as “anticipates,” “aspirational,” “estimates,” “expects,” “goals,” “intends,” “believes,” “forecasts,” “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our 2014 financial results, our medium-term growth targets or other future financial results, are based upon our expectations at the time we make them and various assumptions. Our medium term growth targets do not represent forecasted future results or financial guidance; rather, they reflect our medium-term growth objectives, developed on the basis of a comprehensive review of our businesses and reflecting our plans for the future. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates or growth targets will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described bed under the heading “Item 1A Risk Factors” in the Company’s most recent Form 10-K filed with the SEC and in the Company’s other filings with the SEC, including the risks set forth under “Risks Related to Our Reportable Segments” and “Risks Related to Our Operations”. We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

F T I

CONSULTING

F T I

CONSULTING

Taking FTI Consulting to the Next Level

Steven H. Gunby, President and Chief Executive Officer

Key Message For Today

Strong confidence in our medium-term prospects

Strong businesses with strong people

Confronting the reality of the last few years

Making concrete changes that are grounded in those realities

Real people owning the changes with accountability

Delivering $2.50+ adjusted EPS by 2016

Major organic growth where we are strong

Aggressive action where we are challenged

Supported by disciplined cross-company capabilities

F T I

CONSULTING

Agenda

Time	Presentation	Presenter
11:00 a.m. – 12:00 p.m.	**Registration and Lunch**	
12:00 – 12:05 p.m.	Opening Remarks and Introductions	Mollie Hawkes, Director of Investor Relations
12:05 – 12:45 p.m.	Taking FTI Consulting to the Next Level	Steven H. Gunby, President and Chief Executive Officer
12:45 – 1:00 p.m.	Corporate Finance/Restructuring	Robert J. Duffy and Kevin Lavin, Global Co-Leaders, Corporate Finance/Restructuring
1:00 – 1:15 p.m.	Economic Consulting	John Klick, Global Leader, Economic Consulting
1:15 – 1:30 p.m.	Forensic & Litigation Consulting	Neal A. Hochberg, Global Leader, Forensic & Litigation Consulting
1:30 – 1:45 p.m.	Strategic Communications	Edward J. Reilly, Global Leader, Strategic Communications
1:45 – 2:00 p.m.	Technology	Seth A. Rierson, Global Leader, Technology
2:00 – 2:15 p.m.	**Break**	
2:15 – 2:55 p.m.	Driving the Business Across/Beyond the Segments – Some Examples	Rod Sutton, Chairman of Asia Pacific Frank Holder, Chairman of Latin America Kenneth J. Barker, Global Leader, Health Solutions Practice Carlyn Taylor, Telecom, Media & Technology Practice Leader and Global Industry Leader Jeffrey S. Amling, Head of Marketing and Business Development Adam S. Bendell, Senior Vice President – Strategic Development Roger D. Carlile, Executive Vice President and Chief Financial Officer
2:55 – 3:20 p.m.	Financial Discussion	Roger D. Carlile, Executive Vice President and Chief Financial Officer
3:20 – 3:55 p.m.	Questions and Answers	FTI Consulting Executive Team
3:55 – 4:00 p.m.	Closing Remarks	Steven H. Gunby, President and Chief Executive Officer

FTI CONSULTING
6

Key Messages

Great company

Strong positions Great people

Recognize that the past few years have not lived up to…

Performance of the first 15 years Your expectations Our expectations

Making concrete changes…

Address weaknesses, but at least as important… …build on our strengths

…plans grounded in reality

Clear-sighted assessment of where we have the Right to Win Specific initiatives Clear accountabilities

Supported by a major upgrade in company-wide capabilities

Support from the center for rigor and discipline Specific initiatives

Transitioning to the next stage of FTI’s success

F T I

CONSULTING

We Are A Great Company With Proven Successes, Powerful Positions And Strong People

Advisor to the world’s top 10 banks and holding companies

Advisor to 95 of the world’s top 100 law firms

Advisor to over half of the world’s 100 largest companies

#1 crisis management firm in The Deal league tables for 7 consecutive years

Named leading Antitrust Economics Firm by Global Competition Review

Former Chairman of the FDIC

Former Chief Economist of the SEC

. . .

Two Nobel Laureates

Former SEC communications Director and DOJ Spokesperson

Former Federal Prosecutor for the Southern District of NY

Former Chairman of the SEC

Former Chief Economist at the FCC & FTC

For the biggest most complicated events in corporate life, organizations call on FTI

F T I

CONSULTING

Though We Outperformed For Many Years, Performance Recently Has Not Met Your (Or Our) Expectations

1 year

S&P 500

FCN

3 year

S&P 500

FCN

5 year

S&P 500

FCN

7 year

S&P 500

FCN

Not acceptable. We are going to change this.

F T I CONSULTING

We Are Making Concrete Changes In Every Segment…

Corporate Finance/Restructuring

Reinforce core positions, e.g. TMT, Retail, company-side, interim management Drive new businesses where we have the right to win, e.g., Office of the CFO, carve out Rationalize cost structure, e.g., compensation, Detroit, Philippines Driving overseas bets to fruition

Forensic & Litigation Consulting

Reinvestment behind core areas of strength, e.g., FAAS, FEDA…

Growing key regions where we have a right to win, e.g., Latin America Construction Investing behind people to expand key businesses, e.g., Insurance, Cyber Security…

Economic Consulting

Continue driving Compass Lexecon

Expansion of International Arbitration, Energy, Center for Healthcare Economics and Policy

Technology

Increased investment in sales and marketing

Ongoing investment to stay leading edge with respect to the most complicated, major corporate events

Strategic Communications

Reinforce Financial and Corporate Communications, continued expansion of Public Affairs Focus on EBIT improvement

F T I CONSULTING

…But Also Major Changes Across Segments…

Industry strategies

Health Solutions

Substantial other cross-segment industry based alignments, e.g., Energy, Insurance with Distinct…

Regional strategies that reflect unique needs and positions, e.g.,

Asia: contentious insolvency; linkages with FLC and TECH through FCPA; uniquely placed to assist in cross-border transactions

Latin America: international arbitration, CF/R, Construction Solutions

Major bets in Europe to change our competitive position in CF/R

Leveraging intellectual capital created

Learnings from the mortgage backed securities modeling Patent valuation for transactions Systematic process for identifying IP we can leverage

Upgrading our key cross-segment processes

Client service processes, e.g., marketing of success stories, client coordinating partners Enhanced, disciplined approach to cost and effectiveness, e.g., real estate Quality, disciplined HR processes

Effective, disciplined new business/innovation processes, e.g., M&A

Other core processes

F T I CONSULTING

More Broadly, A Number Of Key Themes

Disciplined assessment of where we have the Right to Win

Organic growth

Acquisitions, but only where they make sense and following a disciplined process

Willingness to invest EBITDA…

…but also relentless focus on where we have been spending in a way that doesn’t drive the business

Accountability

Discipline

Figuring out how to win and grow…even when markets are down

F T I CONSULTING

We Are Also Making People Changes

We will be adding some key roles

Chief Human Resources Officer Analytical change talent at the center

….

We will also be rotating some roles/some changes in organizational structure

Will be looking at other opportunities, e.g., delayering…

More details to come

F T I CONSULTING

How Are We Managing The Transformation Process?

Support the best parts of our businesses boldly; retool/fix other parts of our businesses

Build the core capabilities and disciplines to allow us to drive the businesses • also go beyond

What have we done ?

Aspirational 2016 EBITDA goals established for each segment Set of initiatives and investments needed to meet goals agreed to with each segment

Cross-company initiatives with explicit owners, deliverables and measurement process Investments and hiring to strengthen key functions

How are we tracking our progress?

Quarterly business strategy reviews to track progress and adapt plans

Executive Committee meetings every 6-8 weeks to review progress against initiatives

FTI CONSULTING

What Do We Expect This To Yield?

2014

Modest negative impact

2015

Modest positive impact

2016

Significant positive trajectory

FTI CONSULTING

One View Of The Next 3 Years – Targets/Financials

Adjusted EPS ($)

$3.00

$2.75

$2.50

$2.25

$2.00

$1.75

$1.50

$1.25

$1.00

$1.70

$1.55

$2.10

$1.75

?

$2.50

2014 2015 2016

FTI CONSULTING

What Do We Think This Can Yield – More Holistically

Truly great companies need to (and do) retool along the way

FTI CONSULTING

Key Message For Today

Strong confidence in our medium-term prospects

Strong businesses with strong people

Confronting the reality of the last few years

Making concrete changes that are grounded in those realities

Real people owning the changes with accountability

Delivering $2.50+ adjusted EPS by 2016

Major organic growth where we are strong

Aggressive action where we are challenged

Supported by disciplined cross-company capabilities

FTI CONSULTING

FTI CONSULTING

Corporate Finance/Restructuring

Robert J. Duffy and Kevin Lavin, Global Co-Segment Leaders

Making A Difference For Our Clients

Boards of Directors

Equity Sponsors

Management

Secured Lenders

Bondholders

Unsecured Creditors

Restructuring

Company Advisory

Interim Management

Creditor & Lender Advisory

Capital Structure

Litigation Services

Business Transformation

Non-Transaction Related

Office of the CFO

Liquidity & Working Capital

Performance Improvement

Interim Management

Transaction-Related

Merger Integration & Carve-outs

Transaction Advisory Services

Valuation

Capital Markets Advisory

Company and Interim Management

Creditor and Lender Advisory

Business Transformation

$5B Global Plastics, Latex and Rubber Manufacturer

FTI CONSULTING

Snapshot Of Our Business

Restructuring 65% of revenues

Business Transformation

35% of revenues

725+

Revenue Producing Professionals

14

Countries

47

Offices

Over 150+ interim/permanent operating positions filled by FTI professionals

100+ C-Suite roles

30+ Chairman/CEO positions

55+ CFO positions

#1 crisis management firm in The Deal league tables of crisis management firms for seven consecutive years (2007-2014)

TMA Turnaround and Transaction of the Year winner in October 2013

Honored by the Global M&A Network with 6 Turnaround Atlas Awards for excellence and outstanding achievements in the global restructuring, special situation M&A and turnaround markets in July 2013

FTI CONSULTING

Financial Performance

Adjusted Segment EBITDA

Revenues

$450.00 $400.00 $350.00 $300.00 $250.00 $200.00 $150.00 $100.00 $50.00 $0.00

$449.7 $396.2 $364.4 $394.7 $382.5 $390.0

$159.9 $108.2 $75.9 $95.9 $67.2 $58.0

2009 2010 2011 2012 2013 2014 Guidance

Revenue Generating Headcount 636 620 587 697 737 726

Revenue CAGR of -4.0% between 2009 and 2013

- Recession impact on results from 2009 through 2012 when large projects like Lehman, GM and others ended

EBITDA CAGR of -19.5% between 2009 and 2013

- Margin impact from growth of business transformation products and practices outside of the U.S. Impact of investments in 2013 and 2014

The healthcare and life sciences practice of the Corporate Finance/Restructuring segment was reclassified in 2013 as the Heath Solutions practice within the Forensic and Litigation Consulting segment and the Company reported reclassified financial results for the years ended 2010 through 2012 in its Current Report on Form 8-K filed with the SEC on May 21, 2013. The 2009 Revenue and Adj. EBITDA presented in this Table for the Corporate Finance/Restructuring segment has been reclassified from $514.3M to $449.7M and $172.3M to $159.9M, respectively.

FTI CONSULTING

Where We Are Going

Execute on Recent Investments

Strengthen the Core

Grow Organically

Profitability Enhancements

EMEA Transaction Advisory Services

EMEA Tax

Australia

Company Side & Interim Mgmt

Bondholder Restructurings

Fairness and Solvency Opinions

Industries

Office of the CFO

Carve-outs

Merger Integration

Performance Improvement

Industries

Geography Rationalization

Cost Control

Engagement Profitability Improvements

FTI CONSULTING

Aspirational Targets

$120.0

$100.0

$80.0

$60.0

$40.0

$20.0

$0.0

Adjusted Segment EBITDA

$57.5

$100.0

2014 Guidance 2016 Aspirational Target

Medium-Term Growth Catalysts

Execute on Recent Investments

Strengthen the Core Practice

Grow Organically

Profitability Enhancements

FTI CONSULTING

FTI CONSULTING

Economic Consulting

John Klick, Global Segment Leader

Indicative Success Stories

BNY MELLON

CME Group

NFA NATIONAL FUTURES ASSOCIATION

INSTITUTE FOR FINANCIAL MARKETS

A Nonprofit Foundation Founded in 1989

FTI CONSULTING

Our Economists Are The Most Experienced In The Business

2 former Chief Economists from the SEC

6 former Deputy

Attorney Generals for Antitrust of the DOJ

120+ PhD Economists

Former Chief Economist from the FTC

2 former Chief Economists from the FCC

2 Nobel Prize Winners in Economics

Global Competition Review’s Economist of the Year in 2014, 2012 and 2011

Most professionals by firm named in Global Arbitration Review’s list of “The International Who’s Who of Commercial Arbitration” for four consecutive years (2011-2014)

FTI CONSULTING

Financial Performance

$500.0 $450.0 $400.0 $350.0 $300.0 $250.0 $200.0 $150.0 $100.0 $50.0 $0.0 $ Millions

Adjusted Segment EBITDA Revenues

$234.7 $255.7 $354.0 $391.6 $447.4 $467.0 $47.6 $49.5 $67.0 $77.5 $92.2 $67.5

2009 2010 2011 2012 2013 2014 Guidance

Revenue Generating Headcount 302 297 433 474 530 538

Revenue CAGR of 17.5% between 2009 and 2013

- Acquisition of certain practices of LECG effectively doubled our rate of revenue growth in 2011

- Benefitted from litigation arising out of the financial crisis, and a number of large M&A engagements in 2011 and 2013

EBITDA CAGR of 18.0% between 2009 and 2013

- Substantial focus throughout 2011-2013 and on integrating the LECG acquisition in EMEA and improving profitability in EMEA

For 2014, after a slow start to the year we expect mid-single digit revenue growth

2014 EBITDA step-down reflects, among other things, extended employment agreements through 2023 with senior client services professionals

FTI

CONSULTING

Medium–Term Growth Catalysts

International Arbitration

Increase market share

Better differentiate from low-price competitors Move closer to emerging markets

Regulatory Practices

Increase market share

Targeted group hires and acquisitions Continue to integrate engineering expertise

Healthcare Economics and Policy

Apply skills used in market-leading M&A practice to emerging business and regulatory challenges Potential clients (employers, state/regional governments and communities)

Continue to Expand

Cross-Segment

Collaboration

Energy, healthcare and restructuring

In summary, these initiatives involve selling what we already do to a higher percentage of potential buyers, leveraging what we already do into adjacent service offerings and geographical markets, and taking even more advantage of internal sales channels.

FTI

CONSULTING

Aspirational Targets

$100.0 $90.0 $80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 $ Millions

Adjusted Segment EBITDA

$67.5 M

$90M

2014 Guidance 2016 Aspirational Target

Medium-Term Growth Catalysts

High level of confidence we will execute effectively across the range of Economics Segment initiatives Assuming key markets remain stable, expecting adjusted segment EBITDA to grow at a compound annual growth rate in the low- to mid-teens over the 2014 to 2016 period

FTI

CONSULTING

FTI

CONSULTING

Forensic & Litigation Consulting

Neal A. Hochberg, Global Segment Leader

Engagement Highlights – Receiverships And Monitorships

Poker Stars.com MKG

PokerStars

Multi-disciplinary expertise:

Investigations, Data Analytics, Finance and Accounting Global, readily-deployable professionals Expertise in risk mitigation and regulatory compliance protocols Ability to instill confidence and trust to forge collaborative, productive relationships

Michael Kenwood Group

Multi-disciplinary expertise:

Investigations, Data Analytics, Finance and

Accounting

Technology, including software

Corporate Finance

Large numbers of readily-deployable professionals Deep expertise with complex financial investigations (e.g., Madoff, Stanford)

FTI

CONSULTING

Snapshot Of Our Business

Receiverships, Monitorships & Trusteeships

Global Investigations

Dispute Advisory Services

Regulatory Services

Insurance Practice Financial Services Practice Health Solutions

FTI CONSULTING

Financial Performance

$500.00 $450.00 $400.00 $350.00 $300.00 $250.00 $200.00 $150.00 $100.00 $50.00 $0.00

$ Millions Adjusted Segment EBITDA

Revenues

$365.3 $379.8 $428.7 $407.6 $433.6 $469.0 $88.8 $76.4 $80.9 $60.6 $74.5 $84.8

2009 2010 2011 2012 2013 2014 Guidance

Revenue Generating Headcount 876 911 957 952 1061 1076

Revenue CAGR of 4.4% between 2009 and 2013

- 2012 revenue decline reflects a number of actions that responded to market conditions

EBITDA CAGR of -4.3% between 2009 and 2013

- EBITDA declined as percentage of revenue due to market pressure on rates and the cost of investment in new geographies

2014 reflects heightened demand for all products and industries, although Health Solutions is impacted by flat growth and declining EBITDA

The healthcare and life sciences practice of the Corporate Finance/Restructuring segment was reclassified in 2013 as the Heath Solutions practice within the Forensic and Litigation Consulting segment and the Company reported reclassified financial results for the years ended 2010 through 2012 in its Current Report on Form 8-K filed with the SEC on May 21, 2013. The 2009 Revenue and Adj. EBITDA presented in this Table for the Forensic and Litigation Consulting segment has been reclassified from $300.7M to $365.3M and $76.4M to

$88.8M, respectively.

FTI CONSULTING 34

Medium Term Growth Opportunities

Build on Strong Foundation of Highly Skilled Professionals

Focus on organic growth within our global platform Aggressively pursue key hires and tuck-in acquisitions to strengthen our product and industry offerings

Target Profitable Industry Opportunities

Continue to develop and grow our global insurance consultancy Add key Construction Solutions resources to expand our focus in the heavy industrial sector Expand our global financial crimes capability

Continue to Enhance Regional Presence

Add FAAS, FEDA, GRIP and select industries’ resources in Asia, Europe, Middle East and Africa Enhance Insurance consultancy outside of North America and Europe

Utilize Technology as a Differentiator

Deploy Innovations in Data Visualization Continue to expand Financial & Enterprise Data Analytics global footprint

Respond to Changing Market Needs

Cyber Security Solutions Consumer Finance Protection

FTI CONSULTING 35

Aspirational Targets

$140.0 $120.0 $100.0 $80.0 $60.0 $40.0 $20.0 $0.0 $ Millions

Adjusted Segment EBITDA

$84.8

$119.0

2014 Guidance 2016 Aspirational Target

Medium-Term Growth Catalysts

Expand service offerings to serve market needs – e.g., cyber-security and consumer finance protection Pursue high margin industry focus opportunities – e.g., enhance global insurance consultancy and construction focus on heavy industrial sector Utilize technology as a market differentiator – e.g., innovations in data visualization, and Financial & Enterprise Data Analytics Expand presence in Europe, the Middle East and Africa, and in Latin America and Asia Continue to invest in organic growth and evaluate key hires and acquisitions that offer specific target growth opportunities Continue to develop new service lines to meet evolving health care system needs

FTI Consulting

FTI CONSULTING

Strategic Communications

Edward J. Reilly, Global Segment Leader

Evolution Of The Strategic Communications Segment

Transocean Perrigo noble energy

Crisis management that led to a multifaceted brief

US$8.6 billion acquisition of

Global public affairs and issues management

Complex

Issues

Cross-Border

Multi-Practice and

Multi-Segment

Specialized Expertise

Broad, Deep, Sustained Relationships

FTI CONSULTING 38

Financial Performance

$250 $200 $150 $100 $50 $0 $ Millions

Adjusted Segment EBITDA

Net Revenue

Pass-through

$27.7 $27.8 $26.4 $21.5 $20.5 $12.2 $152.4 $165.4 $174.6 $166.3 $165.8 $173.5

$24.9 $29.0 $26.8 $25.0 $18.7 $21.3

2009 2010 2011 2012 2013 2014 Guidance

Revenue Generating Headcount 573 583 582 593 590 584

Revenue CAGR of 0.8% between 2009 and 2013

- 2009-2012 characterized by low levels of M&A and capital activity

- 2010-2013 included significant investment in the portfolio of services

- 2014 gross revenue forecast to be marginally down on 2013

- Underlying net revenues forecast to be up 5% in 2014

- 40% decline in low-margin pass-through revenue in 2014 (largely from US digital communications clients)

EBITDA CAGR of -6.9% between 2009 and 2013

- EBITDA improvement of 14% in

2014, reflecting higher net revenues and improved underlying profitability

Asia Pacific is returning to profitability following a challenging 2012 - 2013 impacting overall segment performance

FTI CONSULTING 39

A Snapshot Of Our Business

3

core practice areas revenues

Public Affairs

Corporate Communications

Financial Communications

11% 36% 53% 22% 34% 44%

30% 35% 35%

2008 2013 2016

85%

revenues from client relationships 2 years

FY 2013

7 of top 20 clients in Q1’14 are new to that list of largest segment engagements

650+

professionals

FY 2013

offices

FY 2013

16

countries

FY 2013

8

specialty offerings

M&A Communications

Shareholder Activism and Proxy Advisory Crisis Communications Restructuring and Financial Issues Litigation Communications Employee Engagement and Change Communications Strategy Consulting and Research Creative Engagement and Digital Comms

#1

global M&A communications advisor by deal volume

FY 2013

15

areas of industry expertise

FTI CONSULTING 40

Our Medium-Term Growth Plan Is Aligned With Market Trends

Integrate Financial Communications and Public Affairs offerings Grow “permission to operate” advisory Continue building-out high-value Financial Communications services (e.g., corporate governance counsel, proxy advisory and activism defense) Establish reputation management as an essential discipline around high-level, complex issues affecting multiple stakeholders Further strengthen cross-border M&A advisory capabilities

Intersection of Market Forces and Public Policy

More Activist Legislative and Regulatory Environment

More Empowered

Stakeholders

Comprehensive Communications Corporate Reputation

& Stakeholder Engagement & Compliance Strategy

71% 91%

of investors anticipate an increase of investors of investors say the in cross-border shareholder activism regulatory or political environment is important to their investment decision 41

FTI Consulting Global Investor Survey, February 2014

Two-time Pulitzer Prize US Congressman, Member of House Global Head of Communications

Nominated Reporter Appropriations Committee and Marketing for Global Banking

Our Team Is Made-Up Of Industry-Leading Experts

Attorney General for

Western Australia

Two Business Editors

Press Secretary for

US Vice President Joseph Biden

Managing Director, National Security and Defense Head of Group Marketing and

Senior Pharma Analyst Presidential Advisor in Colombia Communications, Asia Pacific

International Communications Advisor and

Spokesperson to three Economy, Finance and Press Secretary for the US House

Industry Ministers of the French Government Executive Editor Minority Leader (now Speaker)

Vice President, Communications at Director of Communications at the US

Royal Dutch Shell Securities and Exchange Commission Head of London Office

Revenue Mix1

9%

Regulatory Commercial

Leading Local Market Teams

Centers Hubs

Unparalleled Global Reach

Industry Sector and Specialist Skills

50%

37%

Capital Markets

EMEA North America Latin America Asia Pac

1 Q1 2014.

Our Global Network Is A Competitive Differentiator

Aspirational Targets

$40.0

Adjusted Segment EBITDA

$35.0

$35.0

$30.0

$25.0

Millions $20.0 $21.3

$

$15.0

$10.0

$5.0

$0.0

2014 Guidance 2016 Aspirational Target

Medium-Term Growth Catalysts

Diversify and sharpen offering to lessen dependence on capital markets activity Pursue growth in areas of opportunity – e.g., high-value financial issues, public affairs, and reputation management challenges Improve our ability to be retained as an advisor on issues and ‘events’ Enhance human capital initiatives and performance management Leverage cross-segment opportunities Employ rigorous financial discipline and pursue operational efficiencies

Technology

Seth A. Rierson, Global Segment Leader

Product Innovator Industry Expert

Technology Overview: “Finding a Better Way”

Global Footprint Market Leader

Financial Performance

$300.00

Adjusted Segment EBITDA Revenues

$250.00 $233.40

$218.74

$202.66

$200.00 $195.19

$170.17 $176.61

Millions $150.00

$100.00

$50.00

$77.01

$57.13 $64.36 $57.20 $60.65 $60.70

$0.00

2009 2010 2011 2012 2013 2014

Guidance

Revenue

Generating 251 257 290 277 306 321

Headcount

Revenue CAGR of 4.5% between 2009 and 2013

- 2011 revenue growth was driven by large, unique product liability and IP matters and cross-border FCPA projects

- Despite the continued wind down of large projects topline growth was driven by global investigations, second requests, and new corporate clients

EBITDA CAGR of 1.5% between 2009 and 2013

- 2012 EBITDA decline reflects the resolution of several large multi-year projects, price competition and investments in business development

2014 revenue growth is expected to be driven by increasing demand for global investigations and second requests

- 2014 projection for flat EBITDA reflects increased investment in business development and R&D

Innovation For The Client

( + )

x + ( + )

Created new standards in the use of

= “ computer-assisted review of antitrust

investigations to allow Goodrich to

merge with United Technologies

Corporation. “

Current Trends Play To FTI Technology Strengths

Data Volume and Variety Security and Privacy

Global Requirements Review is #1 Cost

Investing To Win Tomorrow’s E-Discovery Market

Go-to-Market Geographic Expansion

New Products & Services Software Innovation

Medium-Term Growth Catalysts

Data volume and variety Increased importance of security and data privacy Global e-discovery requirements Cost of review Expanded presence outside of North America Analytics and visualization to support corporate compliance and e-discovery requirements

Aspirational Targets

$80.0

Adjusted Segment EBITDA

$70.0 $75.0

$60.0

$60.7

$50.0

$ Millions

$40.0

$30.0

$20.0

$10.0

$0.0

2014 Guidance 2016 Aspirational Target

Driving the Business Across/Beyond the Segments

Asia Pacific

20 Offices 545 Employees

Key Business Hubs

Hong Kong – Singapore – Tokyo – Sydney

Macroeconomic Backdrop

Attractive positions in key Asian markets

Strong demand for forensic accounting and advisory services

Softness in the restructuring market

Growing mining and agribusiness industry

Key Initiatives

Primarily assisting western MNCs in emerging markets

Develop a global Contentious Insolvency practice

Organic growth in forensic accounting and advisory services

Develop a true operational turnaround service line

Industry initiatives: mining, agribusiness and construction

Latin America

11 Offices 249 Employees

Key Business Hubs

São Paulo—Mexico City—Buenos Aires—Bogotá

Macroeconomic Backdrop

Dichotomy between Pacific Alliance and Atlantic countries

FDI flows should remain strong although commodities boom

slowing down in tandem with China growth prospects

Mining, energy (oil and gas), infrastructure and banking best opportunities for growth

Key Initiatives

Expanding a thriving Construction Solutions practice

Increase headcount of Corporate Finance/Restructuring in

primary markets (Brazil, Mexico)

Continue growing core GRIP and FAAS practices

Investing resources in cross-segment initiatives

(international arbitration)

OUR PEOPLE WHAT WE DO WHO WE SERVE

FORMER C-SUITE PERFORMANCE

EXECUTIVES IMPROVEMENT HOSPITALS & PHYSICIANS

BIG DATA EXPERTS PAYOR COMPLIANCE ACADEMIC MEDICAL

CENTERS & UNIVERSITIES

EPIC CERTIFIED SPECIALISTS CONVERGENCE & M&A PAYORS

FORENSIC ACCOUNTANTS INVESTIGATIONS PHARMACY, DEVICE &

BIOTECH MANUFACTURERS

BUSINESS ANALYTICS & WHOLESALE PHARMACY

STATISTICS EXPERTS SYSTEMS IMPROVEMENT DISTRIBUTORS

EXPERIENCED PHYSICIAN & SYSTEMS OPTIMIZATION PHARMACY CHAINS

NURSES

40% FORMER HOSPITAL CLINICAL RESEARCH & CLINICAL RESEARCH

STAFF COMPLIANCE ORGANIZATIONS

Health Solutions

260+ PROFESSIONALS WITH $114 MILLION IN REVENUES IN 2013

15% 14% 30+ policies,

reduction in

improvement in guidelines, forms

annual supply costs on-time starts and tools adopted

MEASURABLE RESULTS, COST SAVINGS AND IMPROVED PATIENT CARE

Perioperative Services: North Shore-LIJ Health System

PERFORMANCE

HEALTHCARE & LIFE ENERGY, POWER & INSURANCE

SCIENCES PRODUCTS FINANCE & TRANSACTIONS

LIABILITY

TELECOM, MEDIA & FINANCIAL

TECHNOLOGY REAL ESTATE INSTITUTIONS REPUTATION

COMMUNICATIONS

CONSTRUCTION & RETAIL & COMPLIANCE

MINING CONSUMER

ENVIRONMENTAL PRODUCTS

GOVERNANCE

FUNCTIONAL CAPABILITIES + GEOGRAPHIC REACH + INDUSTRY EXPERTISE =

HOLISTIC SOLUTIONS

Holistic Offering Delivers Unmatched Industry Solutions

PERFORMANCE

HEALTHCARE & LIFE ENERGY, POWER & INSURANCE

SCIENCES PRODUCTS FINANCE & TRANSACTIONS

LIABILITY

TELECOM, MEDIA & FINANCIAL

TECHNOLOGY REAL ESTATE INSTITUTIONS REPUTATION

COMMUNICATIONS

CONSTRUCTION & RETAIL & COMPLIANCE

MINING CONSUMER

ENVIRONMENTAL PRODUCTS

GOVERNANCE

FUNCTIONAL CAPABILITIES + GEOGRAPHIC REACH + INDUSTRY EXPERTISE =

HOLISTIC SOLUTIONS

Holistic Offering Delivers Unmatched Industry Solutions

Marketing Our Successes

PAST FUTURE

GENERAL BRAND AWARENESS CLIENT SUCCESS STORIES

Leveraging Our Intellectual Capital

We are undertaking an analysis of our global infrastructure – taking a hard look numerous functions:

HUMAN RESOURCES INFORMATION TECHNOLOGY FINANCE & ACCOUNTING

REAL ESTATE MARKETING & BUSINESS

DEVELOPMENT

We are looking at each of these

functions through three lenses

Stopping activities Starting activities Performing

that are unnecessary that are necessary to necessary activities or don’t enable our support our growth in the most efficient growth goals goals manner can

We Are Taking A Hard Look At Our Global Infrastructure

IT Transformation Project Goals And Objectives

IMPROVE QUALITY AND FLEXIBILITY WHILE REDUCING COST

HOW?

Re-think and re-design the Re-think and re-design the Ensure IT strategy, IT fundamental way we deliver IT governance and services and IT costs are every IT service to the investment decision transparent and aligned business process with business-driven

requirements

IT Transformation Project – Opportunities

Opportunities for

Cost Savings

Implement cloud-based e-mail archiving and storage Renegotiate data communications contracts Optimize internal helpdesk services Outsource disaster recovery to a fully managed service

Opportunities for Quality and Flexibility Improvements

Redesign the data center & service hosting model towards cloud and third-party managed services Redesign and transform each IT service and strategy to modern technologies to improve capability and flexibility

Financial Presentation

Roger Carlile, EVP and Chief Financial Officer

Objectives

Second Quarter 2014 Guidance Update Full-Year 2014 Guidance Introduction 2014 Mid-Term Growth Target

….And How Do We Get There

Updated Second Quarter 2014 Guidance

Revenues: $445.0 million – $450.0 million Adjusted EPS: $0.49 – $0.55

Introduction Of 2014 Annual Guidance

Revenues: $1.73 billion – $1.77 billion Adjusted EPS: $1.55 – $1.70

Medium-Term Growth Targets

$ 3.00 Adjusted Earnings Per Share

$ 2.50

$2.50+

$ 2.00

$ 1.50

$1.55—

$1.70

$ 1.00

$ 0.50

$ 0.00

2014 2016

Medium-Term Earnings Catalysts

Growing organically in businesses in which we are already strong and have a right to win

Continuing growth of our recent investments in products such as TAS and Tax as well as key industry groups such as Health Solutions, Energy, Power & Products, Insurance, Construction and others

Improving the results of business which are challenged at the gross margin level

Addressing our infrastructure with a goal of improving quality and flexibility while reducing costs

How Do We Get There?

Current 2014 forecast is ~$1.55—$1.70 per share

Segments have identified $125 -$145 million in 2016 Adjusted Segment EBITDA improvements …

… along with certain cross-segment and infrastructure initiatives not yet quantified…

… assuming realization rate of ~50% by 2016 …

Results in Adjusted EPS of no less than $2.50 per share by 2016

Questions & Answers

FTI Consulting Executive Team

Closing Thoughts

Steven H. Gunby, President and Chief Executive Officer

Agenda

Time	Presentation	Presenter
11:00 a.m. – 12:00 p.m.	**Registration and Lunch**	
12:00 – 12:05 p.m.	Opening Remarks and Introductions	Mollie Hawkes, Director of Investor Relations
12:05 – 12:45 p.m.	Taking FTI Consulting to the Next Level	Steven H. Gunby, President and Chief Executive Officer
12:45 – 1:00 p.m.	Corporate Finance/Restructuring	Robert J. Duffy and Kevin Lavin, Global Co-Leaders, Corporate Finance/Restructuring
1:00 – 1:15 p.m.	Economic Consulting	John Klick, Global Leader, Economic Consulting
1:15 – 1:30 p.m.	Forensic & Litigation Consulting	Neal A. Hochberg, Global Leader, Forensic & Litigation Consulting
1:30 – 1:45 p.m.	Strategic Communications	Edward J. Reilly, Global Leader, Strategic Communications
1:45 – 2:00 p.m.	Technology	Seth A. Rierson, Global Leader, Technology
2:00 – 2:15 p.m.	**Break**	
2:15 – 2:55 p.m.	Driving the Business Across/Beyond the Segments – Some Examples	Rod Sutton, Chairman of Asia Pacific Frank Holder, Chairman of Latin America Kenneth J. Barker, Global Leader, Health Solutions Practice Carlyn Taylor, Telecom, Media & Technology Practice Leader and Global Industry Leader Jeffrey S. Amling, Head of Marketing and Business Development Adam S. Bendell, Senior Vice President – Strategic Development Roger D. Carlile, Executive Vice President and Chief Financial Officer
2:55 – 3:20 p.m.	Financial Discussion	Roger D. Carlile, Executive Vice President and Chief Financial Officer
3:20 – 3:55 p.m.	Questions and Answers	FTI Consulting Executive Team
3:55 – 4:00 p.m.	Closing Remarks	Steven H. Gunby, President and Chief Executive Officer

FTI CONSULTING

71

Key Message For Today

Strong confidence in our medium-term prospects

Strong businesses with strong people

Confronting the reality of the last few years

Making concrete changes that are grounded in those realities

Real people owning the changes with accountability

Delivering $2.50+ adjusted EPS by 2016

Major organic growth where we are strong

Aggressive action where we are challenged

Supported by disciplined cross-company capabilities

Appendix

Adjusted Net Income And Adjusted EPS

We define Adjusted Net Income and Adjusted Earnings per Diluted Share as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted Earnings per Diluted Share. Management uses Adjusted Earnings per Diluted Share to assess total company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.

Adjusted EBITDA And Adjusted Segment EBITDA

We define Adjusted EBITDA as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. Amounts presented in the Adjusted EBITDA row for each segment reflect the segments’ respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.

FTI Consulting, Inc. And Subsidiaries Non-GAAP Financial Reconciliations

	Years Ended December 31,				
	2013	**2012**	**2011**	**2010**	**2009**
Adjusted EPS:					
Net income (loss)	**$(10,594)**	**$(36,986)**	**$103,903**	**$65,984**	**$139,843**
Add back:					
Special charges, net of tax	23,267	19,115	9,285	32,733	-
Goodwill impairment charge	83,752	110,387	-	-	-
Loss on early extinguishment of debt, net of tax	-	2,910	-	3,019	-
Remeasurement of acquisition-related contingent consideration, net of taxes	(12,054)	(5,228)	(9,953)	-	-
Adjusted Net Income	**$84,371**	**$90,198**	**$103,235**	**$101,736**	**$139,843**
Earnings (loss) per common share – diluted	$(0.27)	$(0.92)	$2.39	$1.38	$2.63
Add back:					
Special charges, net of tax	0.59	0.47	0.21	0.69	-
Goodwill impairment charge	2.14	2.74	-	-	-
Loss on early extinguishment of debt, net of tax	-	0.07	-	0.06	-
Remeasurement of acquisition-related contingent consideration, net of taxes	(0.30)	(0.13)	(0.23)	-	-
Impact of denominator for diluted adjusted earnings per common share	(0.07)	(0.06)	-	-	-
Adjusted earnings per common share – diluted	$2.09	$2.17	$2.37	$2.13	$2.63
Weighted average number of common shares outstanding – diluted	**40,421**	**41,578**	**43,473**	**47,664**	**53,127**
Normalized Operating Cash Flow:					
Net cash provided by operating activities	$193,271	$120,188	$173,828	$195,054	$250,769
Shift in timing of annual bonus payments	(25,200)	25,200	-	-	-
Normalized Free Cash Flow	**$168,071**	**$145,388**	**$173,828**	**$195,054**	**$250,769**

(in thousands, except per share data) (unaudited)

FTI CONSULTING

76

Reconciliation Of Net Loss And Operating Income (Loss) To Adjusted EBITDA

Corporate Forensic and Economic Strategic

Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Year Ended December 31,

2013

Net loss $(10,594)

Interest income and other (1,748)

Interest expense 51,376

Income tax provision 42,405

Operating income (loss) $58,594 $68,211 $86,714 $38,038 $(72,129) $(97,989) $81,439

Depreciation and amortization of 9,929 6,100 5,479 22,601 7,048 4,338 55,495 intangible assets

Special charges 10,274 2,111 11 16 66 25,936 38,414

Goodwill impairment charge ———— 83,752 — 83,752

Remeasurement of acquisition- (11,614) (1,941) ———— (13,555)

related contingent consideration

Adjusted EBITDA $67,183 $74,481 $92,204 $60,655 $18,737 $(67,715) $245,545

(in thousands, except per share data) (unaudited) 77

Reconciliation Of Net Loss And Operating Income (Loss) To Adjusted EBITDA

Year Ended December 31, 2012 Net loss

Interest income and other Interest expense Income tax provision

Loss on early extinguishment of debt

Operating income (loss)

Depreciation and amortization of intangible assets

Special charges

Goodwill impairment charge

Remeasurement of acquisition-related contingent consideration

Adjusted EBITDA

Corporate Forensic and Economic Strategic

Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

$(36,986)

(5,659)

56,731

40,100

4,850

$80,970 $45,809 $71,992 $33,642 $(97,298) $(76,079) $59,036

8,835 6,487 4,478 20,447 7,218 4,546 52,011

11,332 8,276 991 3,114 4,712 1,132 29,557

- — —— 110,387 — 110,387

(5,222) (6) ——— — (5,228)

$95,915 $60,566 $77,461 $57,203 $25,019 $(70,401) $245,763

(in thousands, except per share data) (unaudited)

Reconciliation Of Net Loss And Operating Income (Loss) To Adjusted EBITDA

Corporate Forensic and Economic Strategic

Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Year Ended December 31,

2011

Net loss $103,903

Interest income and other (6,304)

Interest expense 58,624

Income tax provision 49,224

Operating income (loss) $66,591 $74,831 $60,890 $57,917 $19,066 $(73,848) $205,447

Depreciation and amortization of

intangible assets 8,902 6,215 4,045 19,094 7,735 4,962 50,953

Special charges 9,440 839 2,093 — — 2,840 15,212

Remeasurement of acquisition-

related contingent consideration (8,991) (962) —— — — (9,953)

Adjusted EBITDA $75,942 $80,923 $67,028 $77,011 $26,801 $(66,046) $261,659

(in thousands, except per share data) (unaudited)

Reconciliation Of Net Loss And Operating Income (Loss) To Adjusted EBITDA

Corporate Forensic and Economic Strategic

Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Year Ended December 31,

2010

Net loss $65,984

Interest income and other (4,423)

Interest expense 50,263

Income tax provision 41,407

Loss on early extinguishment of debt 5,161

Operating income (loss) $89,861 $62,759 $39,180 $27,569 $11,602 $(72,579) $158,392

Depreciation and amortization of

intangible assets 9,730 7,447 3,634 20,876 8,325 5,232 55,244

Special charges 8,561 6,196 6,667 15,913 9,044 4,750 51,131

Adjusted EBITDA $108,152 $76,402 $49,481 $64,358 $28,971 $(62,597) $264,767

(in thousands, except per share data) (unaudited)

Reconciliation Of Net Loss And Operating Income (Loss) To Adjusted EBITDA

Corporate Forensic and Economic Strategic

Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Year Ended December 31,

2009

Net loss $139,843

Interest income and other (8,408)

Interest expense 44,923

Income tax provision 81,825

Operating income (loss) $150,092 $83,290 $43,650 $37,410 $16,455 $(72,714) $258,183

Depreciation and amortization of

intangible assets 9,794 5,520 3,917 19,721 8,486 6,027 53,465

Litigation and settlements — — —— — 250 250

Adjusted EBITDA $159,886 $88,810 $47,567 $57,131 $24,941 $(66,437) $311,898

(in thousands, except per share data) (unaudited)

Critical Thinking at the Critical Time ™